                                                                Exhibit 99.26(b)

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2018

                                                                                                     Parent's
                                                    State of     State of                Number of  Percent of       Comments
                                        Type of    Incorp. or   Principal     Federal     Shares    Ownership      (e.g., Basis
                                       Subsidiary   Domicile    Operation     Tax ID #     Owned    or Control      of Control)
------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Holdings, Inc.                           DE           NY       90-0226248  1,220,958     100.00%  AXA
 (f/k/a AXA America
 Holdings, Inc.)                                                                           779,042              Unissued
------------------------------------------------------------------------------------------------------------------------------------
 AXA Technology Services                                                     30-0011728                100.00%
  America, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 AXA Corporate Solutions Life          Insurance       DE                    04-2729166                100.00%  AXA Equitable
  Reinsurance Company                                                                                           Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   CS Life Re Company                  Insurance       AZ                    46-5697182   250,000      100.00%  AXA Corporate
                                                                                                                Solutions Life
                                                                                                                Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
 AXA America Corporate                                                       36-3044045                 78.99%
  Solutions, Inc,
------------------------------------------------------------------------------------------------------------------------------------
   Coliseum Reinsurance Company        Insurance       DE                    36-2994662                100.00%
------------------------------------------------------------------------------------------------------------------------------------
    AllianceBernstein, L.P.            Operating       DE           NY       13-4064930                  3.00%  Coliseum
                                                                                                                Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
    AXA Financial, Inc.                                DE           NY       13-3623351      1           0.03%
------------------------------------------------------------------------------------------------------------------------------------
    AXA Delaware LLC                                                         13-4177328                100.00%
------------------------------------------------------------------------------------------------------------------------------------
       AXA Insurance Company           Insurance       NY                    13-3594502                100.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                       DE           NY       13-3623351    2,970        99.49%  AXA Equitable
                                                                                                                Holdings, Inc.
 AXA Financial, Inc. (Notes                                                                  1           0.03%  Coliseum
  1 & 2) **                                                                                                     Reinsurance Company
                                                                                            14           0.47%  AXA SA
------------------------------------------------------------------------------------------------------------------------------------
  787 Holdings, LLC                       HCO          DE           NY      See Note 19                100.00%

------------------------------------------------------------------------------------------------------------------------------------
  1285 Holdings, LLC                      HCO          DE           NY       46-1106388      -         100.00%
------------------------------------------------------------------------------------------------------------------------------------
  AXA Strategic Ventures US,           Investment      DE           NY       47-2605009                100.00%
   LLC
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial                              DE           NY       52-2197822      -         100.00%
   Services, LLC (Notes 2 & 16)
------------------------------------------------------------------------------------------------------------------------------------
    AXA RE Arizona Company             Insurance       AZ           AZ       14-1903564   250,000      100.00%  NAIC # 14355
------------------------------------------------------------------------------------------------------------------------------------
    AXA Distribution Holding                           DE           NY       13-4078005    1,000       100.00%
     Corporation (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
       AXA Advisors, LLC (Note 5)                      DE           NY       13-4071393      -         100.00%
------------------------------------------------------------------------------------------------------------------------------------
       AXA Network, LLC (Note 6)       Operating       DE           NY       06-1555494      -         100.00%
------------------------------------------------------------------------------------------------------------------------------------
        AXA Network of Puerto          Operating      P.R.         P.R.      66-0577477                100.00%
         Rico, Inc.
------------------------------------------------------------------------------------------------------------------------------------
       PlanConnect, LLC                Operating       DE           NY       27-1540220                100.00%
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life Insurance       Insurance       NY           NY       13-5570651  2,000,000     100.00%  NAIC # 62944;
     Company (Note 2 & 9) *                                                                                     General Partner of
                                                                                                                Equitable Managed
                                                                                                                Asset
------------------------------------------------------------------------------------------------------------------------------------
       ACMC, LLC (Note 4)                 HCO          DE           NY       13-2677213  5,000,000     100.00%
------------------------------------------------------------------------------------------------------------------------------------
       AXA Equitable Funds             Operating       DE           NY       27-5373651                100.00%
       Management Group LLC
------------------------------------------------------------------------------------------------------------------------------------
       Broad Vista Partners, LLC       Investment      DE           NY       81-3019204      -          70.00%  70% by AXA
                                                                                                                Equitable & 30% by
                                                                                                                AXA France
------------------------------------------------------------------------------------------------------------------------------------
       Long Creek Club Partners,       Investment      DE           NY       81-4093983                100.00%
        LLC
------------------------------------------------------------------------------------------------------------------------------------
       Montgomery Tower Member         Investment      DE        Maryland    82-2532068                100.00%
        LLC
------------------------------------------------------------------------------------------------------------------------------------
       UCC Chicago Acquisition         Investment      DE        Illinois    82-1763412                100.00%
        Partner LLC
------------------------------------------------------------------------------------------------------------------------------------
       Equitable Holdings, LLC            HCO          NY           NY       22-2766036      -         100.00%
        (Notes 3 & 4)
------------------------------------------------------------------------------------------------------------------------------------
        See Attached Listing A
------------------------------------------------------------------------------------------------------------------------------------
       Equitable Managed Assets,       Investment      DE           NY       13-3385080      -               -  General Partner of
        L.P.                                                                                                    Equitable Deal Flow
                                                                                                                Fund
------------------------------------------------------------------------------------------------------------------------------------
       EVSA, Inc.                      Investment      DE           PA       23-2671508     50         100.00%
------------------------------------------------------------------------------------------------------------------------------------
       Real Estate Partnership         Investment      **                        -           -               -  **
        Equities (various)
------------------------------------------------------------------------------------------------------------------------------------
       Separate Account 166, LLC       Investment      DE           NY       47-4180335                100.00%
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life and Annuity     Insurance    Colorado     Colorado    13-3198083  1,000,000     100.00%
     Company * (Note 10,17 & 18)
------------------------------------------------------------------------------------------------------------------------------------
    MONY International Holdings,          HCO          DE           NY       13-3790446                100.00%
     LLC
------------------------------------------------------------------------------------------------------------------------------------
       MONY International Life         Insurance   Argentina    Argentina    98-0157781                100.00%
        Insurance Co. Seguros de
        Vida S.A.*
------------------------------------------------------------------------------------------------------------------------------------
       MONY Financial Resources        Insurance    Jamaica      Jamaica     13-3790446    1,000       100.00%
        of the Americas Limited
------------------------------------------------------------------------------------------------------------------------------------
       MBT, Ltd.                       Operating    Cayman       Cayman      98-0152047     633        100.00%  79% by MONY Int'l
                                                    Islands      Islands                                        Holdings & 21% by
                                                                                                                MONY Financial
                                                                                                                Resources
------------------------------------------------------------------------------------------------------------------------------------
        MONY Consultoria e             Operating     Brazil       Brazil                                99.00%
         Corretagem de Seguros
         Ltda.
------------------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance            Insurance    Cayman       Cayman      98-0152046   30,240       100.00%
         Company of the Americas,                   Islands      Islands
         Ltd.*
------------------------------------------------------------------------------------------------------------------------------------
    MONY Life Insurance Company        Insurance       AZ           NY       86-0222062                100.00%
     of America*
------------------------------------------------------------------------------------------------------------------------------------
    U.S. Financial Life Insurance      Insurance       OH           OH       38-2046096   405,000      100.00%
     Company *
------------------------------------------------------------------------------------------------------------------------------------
    MONY Financial Services, Inc.         HCO          DE           NY       11-3722370    1,000       100.00%
------------------------------------------------------------------------------------------------------------------------------------
        Financial Marketing Agency,    Operating       OH           OH       31-1465146     99          99.00%
         Inc.
------------------------------------------------------------------------------------------------------------------------------------
        1740 Advisers, Inc.            Operating       NY           NY       13-2645490   15,000       100.00%
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Address                               CityStZip
------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Holdings, Inc.
 (f/k/a AXA America
 Holdings, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
 AXA Technology Services
  America, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 AXA Corporate Solutions Life                            525 Washington Blvd., 34th                Jersey City, NJ 07310
  Reinsurance Company                                    Floor
------------------------------------------------------------------------------------------------------------------------------------
   CS Life Re Company                                    525 Washington Blvd., 34th                Jersey City, NJ 07310
                                                         Floor

------------------------------------------------------------------------------------------------------------------------------------
 AXA America Corporate
  Solutions, Inc,
------------------------------------------------------------------------------------------------------------------------------------
   Coliseum Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
    AllianceBernstein, L.P.                              1345 Avenue of the                        New York, NY 10105
                                                         Americas
------------------------------------------------------------------------------------------------------------------------------------
    AXA Financial, Inc.                                  1290 Avenue of the                        New York, NY 10104
                                                         Americas
------------------------------------------------------------------------------------------------------------------------------------
    AXA Delaware LLC
------------------------------------------------------------------------------------------------------------------------------------
       AXA Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
                                                         1290 Avenue of the                        New York, NY 10104
                                                         Americas
 AXA Financial, Inc. (Notes
  1 & 2) **

------------------------------------------------------------------------------------------------------------------------------------
  787 Holdings, LLC                                      1290 Avenue of the                        New York, NY 10104
                                                         Americas
------------------------------------------------------------------------------------------------------------------------------------
  1285 Holdings, LLC                                     1290 Avenue of the                        New York, NY 10104
                                                         Americas
------------------------------------------------------------------------------------------------------------------------------------
  AXA Strategic Ventures US,                             1290 Avenue of the                        New York, NY 10104
   LLC                                                   Americas
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial                                1290 Avenue of the                        New York, NY 10104
   Services, LLC (Notes 2 & 16)                           Americas
------------------------------------------------------------------------------------------------------------------------------------
    AXA RE Arizona Company                               322 West Roosevelt                        Phoenix, AZ 85003
------------------------------------------------------------------------------------------------------------------------------------
    AXA Distribution Holding                             1290 Avenue of the                        New York, NY 10104
     Corporation (Note 2)                                Americas
------------------------------------------------------------------------------------------------------------------------------------
       AXA Advisors, LLC (Note 5)                        1290 Avenue of the                        New York, NY 10104
                                                         Americas
------------------------------------------------------------------------------------------------------------------------------------
       AXA Network, LLC (Note 6)                         1290 Avenue of the                        New York, NY 10104
                                                         Americas
------------------------------------------------------------------------------------------------------------------------------------
        AXA Network of Puerto
         Rico, Inc.
------------------------------------------------------------------------------------------------------------------------------------
       PlanConnect, LLC                                  100 Madison Street                        Syracuse, NY 13221
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life Insurance
     Company (Note 2 & 9) *


------------------------------------------------------------------------------------------------------------------------------------
       ACMC, LLC (Note 4)                                1290 Avenue of the                        New York, NY 10104
                                                         Americas
------------------------------------------------------------------------------------------------------------------------------------
       AXA Equitable Funds
       Management Group LLC
------------------------------------------------------------------------------------------------------------------------------------
       Broad Vista Partners, LLC


------------------------------------------------------------------------------------------------------------------------------------
       Long Creek Club Partners,
        LLC
------------------------------------------------------------------------------------------------------------------------------------
       Montgomery Tower Member
        LLC
------------------------------------------------------------------------------------------------------------------------------------
       UCC Chicago Acquisition
        Partner LLC
------------------------------------------------------------------------------------------------------------------------------------
       Equitable Holdings, LLC
        (Notes 3 & 4)
------------------------------------------------------------------------------------------------------------------------------------
        See Attached Listing A
------------------------------------------------------------------------------------------------------------------------------------
       Equitable Managed Assets,
        L.P.

------------------------------------------------------------------------------------------------------------------------------------
       EVSA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
       Real Estate Partnership
        Equities (various)
------------------------------------------------------------------------------------------------------------------------------------
       Separate Account 166, LLC
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life and Annuity
     Company * (Note 10,17 & 18)
------------------------------------------------------------------------------------------------------------------------------------
    MONY International Holdings,
     LLC
------------------------------------------------------------------------------------------------------------------------------------
       MONY International Life
        Insurance Co. Seguros de
        Vida S.A.*
------------------------------------------------------------------------------------------------------------------------------------
       MONY Financial Resources
        of the Americas Limited
------------------------------------------------------------------------------------------------------------------------------------
       MBT, Ltd.



------------------------------------------------------------------------------------------------------------------------------------
        MONY Consultoria e
         Corretagem de Seguros
         Ltda.
------------------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance
         Company of the Americas,
         Ltd.*
------------------------------------------------------------------------------------------------------------------------------------
    MONY Life Insurance Company
     of America*
------------------------------------------------------------------------------------------------------------------------------------
    U.S. Financial Life Insurance
     Company *
------------------------------------------------------------------------------------------------------------------------------------
    MONY Financial Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
        Financial Marketing Agency,
         Inc.
------------------------------------------------------------------------------------------------------------------------------------
        1740 Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2018

--------
  * Affiliated Insurer
 ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.
*** All subsidiaries are corporations, except as otherwise noted.

    1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

    2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.

            Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
            Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
            Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
            Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

    3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

    4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

        As of March 31, 2018 AXA Equitable Holdings, Inc and its subsidiaries own 49.44% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

                AXF, held directly 43,032,758 AllianceBernstein Units (15.78%), ACMC, LLC. owns 74,406,933 AllianceBernstein Units (27.30%), and MLOA owns 2,587,472 (.95%) of AllianceBernstein Units
                Coliseum Reinsurance Company owns 8,160,000 (2.99%)
                AXA Equitable Holdings owns 2,312,163 (.85%)

            AllianceBernstein Corporation also own a 1.04% general partnership interest in AllianceBernstein L.P.

            In addition, ACMC, LLC. own 1,444,356 units (0.53%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units").
            AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

    5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

    6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC.
        EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC.
        Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

    7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

    8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

    9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

    10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

    11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

    12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

    12. Effective May 26, 2005, Matrix Private Equities was sold.

    13. Effective December 2, 2005, Advest Group was sold.

    14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

    15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

    16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

    17. Effective August 1, 2008, AXA Equitable Life Insurance Company transferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

    18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

    19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.

        For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

    20. Effective June 29, 2012, AXA Financial (Bermuda) Ltd. was redomesticated to Arizona and its name was changed to AXA RE Arizona Company.

    21. Effective December 15, 2014, AXA Strategic Ventures US, LLC. was formed.

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2018

Dissolved or     -  On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
Merged           -  100 Federal Street Funding Corporation was dissolved August 31, 1998.
                 -  100 Federal Street Realty Corporation was dissolved December 20, 2001.
                 -  CCMI Corp. was dissolved on October 7, 1999.
                 -  ELAS Realty, Inc. was dissolved January 29, 2002.
                 -  EML Associates, L.P. was dissolved March 27, 2001.
                 -  EQ Services, Inc. was dissolved May 11, 2001.
                 -  Equitable BJVS, Inc. was dissolved October 3, 1999.
                 -  Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
                 -  Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
                 -  Equitable JVS II, Inc. was dissolved December 4, 1996
                 -  Equitable Underwriting & Sales Agency (Bahamas) Ltd. was dissolved on December 31, 2000.
                 -  EREIM LP Associates (L.P.) was dissolved March 27, 2001.
                 -  EREIM Managers Corporation was dissolved March 27, 2001.
                 -  EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
                 -  EVLICO, Inc. was dissolved in 1999.
                 -  Franconom, Inc. was dissolved on December 4, 2000.
                 -  GP/EQ Southwest, Inc. was dissolved October 21, 1997
                 -  HVM Corp. was dissolved on Feb. 16, 1999.
                 -  ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
                 -  Prime Property Funding, Inc. was dissolved in Feb. 1999.
                 -  Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
                 -  Six-Pac G.P., Inc. was dissolved July 12,1999
                 -  Paramount Planners, LLC., a direct subsidiary of AXA Distribution Holding Corporation, was dissolved on
                    December 5, 2003
                 -  Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
                 -  ECLL Inc. was dissolved July 15, 2003
                 -  MONY Realty Partners, Inc. was dissolved February 2005.
                 -  Wil-Gro, Inc. was dissolved June, 2005.
                 -  Sagamore Financial LLC was dissolved August 31, 2006.
                 -  Equitable JVS was dissolved August, 2007.
                 -  Astor Times Square Corp. dissolved as of April 2007.
                 -  Astor/Broadway Acquisition Corp. dissolved as of August 2007.
                 -  PC Landmark, Inc. has been administratively dissolved.
                 -  EJSVS, Inc. has been administratively dissolved.
                 -  STCS, Inc. was dissolved on August 15, 2007.
                 -  AXA Network of Alabama was merged into AXA Network, LLC. on November 18, 2011
                 -  AXA Network of Connecticut, Maine and New York, LLC was merged into AXA Network, LLC. on November 17, 2011
                 -  AXA Network Insurance Agency of Massachusetts, LLC was merged into AXA Network, LLC. on November 17, 2011
                 -  AXA Network Insurance Agency of Texas, Inc. was merged into AXA Network, LLC. effective January 1, 2012.
                 -  AXA Network of Nevada, Inc. was merged into AXA Network, LLC. effective January 1, 2012.
                 -  Equitable Deal Flow Fund, L.P. dissolved effective December 2013.

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2018 LISTING A - EQUITABLE HOLDINGS, LLC

                                                                                                     PARENT'S
                                                   STATE OF      STATE OF                NUMBER OF  PERCENT OF       COMMENTS
                                        TYPE OF    INCORP. OR    PRINCIPAL     FEDERAL    SHARES    OWNERSHIP      (E.G., BASIS
                                       SUBSIDIARY  DOMICILE      OPERATION    TAX ID #     OWNED    OR CONTROL      OF CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Holdings, Inc.
 (f/k/a AXA America
 Holdings, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
  AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial
    Services, LLC (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life
     Insurance Company *
------------------------------------------------------------------------------------------------------------------------------------
       Equitable Holdings, LLC
------------------------------------------------------------------------------------------------------------------------------------
        Equitable Casualty Insurance   Operating      VT           VT        06-1166226      1,000     100.00%
         Company *
------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein              Operating      DE           NY        13-3633538        100     100.00%
         Corporation (See
         Note 4 on Page 2)
------------------------------------------------------------------------------------------------------------------------------------
         See Attached Listing B
------------------------------------------------------------------------------------------------------------------------------------
        AXA Distributors, LLC          Operating      DE           NY        52-2233674          -     100.00%
------------------------------------------------------------------------------------------------------------------------------------
        J.M.R. Realty Services, Inc.   Operating      DE           NY        13-3813232      1,000     100.00%
------------------------------------------------------------------------------------------------------------------------------------
        Equitable Structured           Operating      DE           NJ        22-3492811        100     100.00%
         Settlement Corp.
         (See Note 8 on Page 2)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Address                               CityStZip
------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Holdings, Inc.
 (f/k/a AXA America
 Holdings, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
  AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial
    Services, LLC (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life
     Insurance Company *
------------------------------------------------------------------------------------------------------------------------------------
       Equitable Holdings, LLC
------------------------------------------------------------------------------------------------------------------------------------
        Equitable Casualty Insurance                     c/o Willis Management (Vermont) Ltd.,     Burlington, VT 05401
         Company *                                       40 Main St, Suite 200
------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein                                1345 Avenue of the Americas               New York, NY 10105
         Corporation (See
         Note 4 on Page 2)
------------------------------------------------------------------------------------------------------------------------------------
         See Attached Listing B
------------------------------------------------------------------------------------------------------------------------------------
        AXA Distributors, LLC                            1290 Avenue of the Americas               New York, NY 10104
------------------------------------------------------------------------------------------------------------------------------------
        J.M.R. Realty Services, Inc.                     1290 Avenue of the Americas               New York, NY 10104
------------------------------------------------------------------------------------------------------------------------------------
        Equitable Structured
         Settlement Corp.
         (See Note 8 on Page 2)
------------------------------------------------------------------------------------------------------------------------------------

--------
   * Affiliated Insurer

        Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.

        Equitable Capital Management Corp. became ECMC, LLC on November 30,
        1999.

        Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.

        Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.

        AXA Distributors Insurance Agency of Alabama, LLC was merged into AXA Distributors, LLC effective November 30, 2011.

        AXA Distributors Insurance Agency, LLC was merged into AXA Distributors, LLC effective November 28, 2011.

        AXA Distributors Insurance Agency of Massachusetts, LLC was merged into AXA Distributors, LLC effective November 29, 2011.

        AXA Distributors Insurance Agency of Texas Inc. LLC was merged into AXA Distributors, LLC effective November 29, 2011.

        ELAS Securities Acquisition Corp. was merged into Equitable Holdings, LLC effective July 16, 2012

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2018 LISTING B - ALLIANCEBERNSTEIN CORPORATION

                                                                                                     PARENT'S
                                                    STATE OF     STATE OF                NUMBER OF  PERCENT OF       COMMENTS
                                       TYPE OF     INCORP. OR   PRINCIPAL     FEDERAL     SHARES    OWNERSHIP      (E.G., BASIS
                                      SUBSIDIARY    DOMICILE    OPERATION     TAX ID #     OWNED    OR CONTROL      OF CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Holdings, Inc.
 (f/k/a AXA America
 Holdings, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
  AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial
    Services, LLC (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life
     Insurance Company*
------------------------------------------------------------------------------------------------------------------------------------
       Equitable Holdings, LLC
------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein                             DE          NY         13-3633538                        owns 1% GP interest
         Corporation                                                                                           in AllianceBernstein
                                                                                                               L.P. and 100,000 GP
                                                                                                               units in
                                                                                                               AllianceBernstein
                                                                                                               Holding L.P.
------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein                HCO          DE          NY         13-3434400
         Holding L.P. (See              (NYSE:
         Note 4 on Page 2)               AB)
------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein L.P.         Operating      DE          NY         13-4064930
         (See Note 4 on Page 2)
------------------------------------------------------------------------------------------------------------------------------------
         AllianceBernstein             Operating    Taiwan      Taiwan            -                    75.12%  AllianceBernstein
          Investments Taiwan                                                                                   Hong Kong Limited
          Limited                                                                                              owns 24.88%
------------------------------------------------------------------------------------------------------------------------------------
         AB Trust Company, LLC         Operating      NH          NY              -                   100.00%  Sole member interest
------------------------------------------------------------------------------------------------------------------------------------
         Alliance Capital                HCO          DE          NY              -                   100.00%
          Management LLC
------------------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein Real       Operating      DE          NY              -                   100.00%  Sole member interest
           Estate Investments LLC
------------------------------------------------------------------------------------------------------------------------------------
          AB Private Credit            Operating      DE          NY         47-1265381               100.00%  Sole member interest
           Investors LLC
------------------------------------------------------------------------------------------------------------------------------------
          AB Custom Alternative        Operating      DE          NY              -                   100.00%  Sole member interest
           Investments LLC                                                                                     (formerly known as
                                                                                                               RASL)
------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein &       Operating      DE          NY         13-4132953               100.00%
           Co., LLC
------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein         Operating    Canada      Canada     822155164NP0001            100.00%
           (Canada) Limited
------------------------------------------------------------------------------------------------------------------------------------
         AllianceBernstein               HCO          DE          NY              -                   100.00%  Owned by
          International, LLC                                                                                   AllianceBernstein
                                                                                                               L.P.
------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein         Operating  Switzerland Switzerland         -                   100.00%  Owned by
           (Schwiez) GmbH                                                                                      AllianceBernstein
                                                                                                               International LLC.
------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein         Operating  Hong Kong   Hong Kong           -                   100.00%  Owned by
           (Hong Kong) Limited                                                                                 AllianceBernstein
                                                                                                               International LLC.
------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein                     Ireland     Ireland            -                   100.00%  Owned by
           (Ireland) Limited                                                                                   AllianceBernstein
                                                                                                               International LLC.
------------------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein              HCO         U.K.        U.K.             -                   100.00%  Owned by
           Holdings Limited                                                                                    AllianceBernstein
                                                                                                               International LLC.
------------------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein              HCO          DE          NY         13-2778645         10    100.00%
           Corporation of
           Delaware
------------------------------------------------------------------------------------------------------------------------------------
             ACAM Trust Company        Dormant      India       India             -                   100.00%
              Private Ltd.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein         Operating  Argentina   Argentina           -                    99.00%  AllianceBernstein
              (Argentina) S.R.L.                                                                               Oceanic Corporation
                                                                                                               owns 1%
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein         Operating    Chile       Chile             -                   100.00%
              (Chile) SpA
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein           HCO          DE        Japan        13-3009358               100.00%
              Japan Inc.
------------------------------------------------------------------------------------------------------------------------------------
               AllianceBernstein       Operating                Japan             -                   100.00%
                Japan Ltd.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein         Operating  Australia   Australia           -                   100.00%
              Invest. Manage.
              Australia Limited
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein         Operating      DE          NY         13-3626546      1,000    100.00%
              Global Derivatives
              Corp.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein         Operating    Brazil      Brazil            -                    99.00%  AllianceBernstein
              Administradora de                                                                                Oceanic Corporation
              Carteiras (Brasil)                                                                               owns 1%
              Ltda.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein           HCO       Cayman      Cayman                                 100.00%
              Holdings (Cayman)                    Isles       Isles
              Ltd.
------------------------------------------------------------------------------------------------------------------------------------
               AllianceBernstein         HCO         U.K.        U.K.             -                   100.00%  Owned by
                Preferred Limited                                                                              AllianceBernstein
                                                                                                               Corporation of
                                                                                                               Delaware
------------------------------------------------------------------------------------------------------------------------------------
                 CPH Capital           Operating   Denmark     Denmark            -                    85.70%  The remainder owned
                  Fondsmaeglerselskab                                                                          by CPH employees (and
                  A/S                                                                                          is scheduled to be
                                                                                                               acquired by AB over
                                                                                                               next four years)
------------------------------------------------------------------------------------------------------------------------------------
                 AB Bernstein          Operating    Israel      Israel            -                   100.00%
                  Israel Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein     Operating     U.K.        U.K.             -        250,000     100.00% AB Preferred owns
                  Limited                                                                                      100% of preference
                                                                                                               shares & AB Holdings
                                                                                                               Limited owns 100% of
                                                                                                               ordinary shares
------------------------------------------------------------------------------------------------------------------------------------
                   AB Europe GmbH      Operating               Germany            -                   100.00%
------------------------------------------------------------------------------------------------------------------------------------
                   AllianceBernstein   Operating                 U.K.             -          1,000    100.00%
                    Services Limited
------------------------------------------------------------------------------------------------------------------------------------
                   AllianceBernstein   Operating  Switzerland   Zurich            -                   100.00%
                    Schweiz AG
------------------------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein     Operating     Lux.        Lux.             -          3,999    100.00%  AB Holdings Limited
                  (Luxembourg)                                                                                 owns 79.75% class b
                  S.a.r.l.                                                                                     ordinary & AB
                                                                                                               Preferred owns 20.25%
                                                                                                               preference shares
------------------------------------------------------------------------------------------------------------------------------------
                   AllianceBernstein   Operating                France            -                   100.00%
                    (France) SAS
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein         Operating    Mexico      Mexico            -                    99.00%  AllianceBernstein
              (Mexico) S. de R.L.                                                                              Oceanic Corp. owns 1%
              de C.V.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein         Operating  Australia   Australia           -                    50.00%  AB International LLC
              Australia Limited                                                                                owns the other 50%.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein         Operating    Canada      Canada       13-3630460     18,750    100.00%
              Canada, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Address                               CityStZip
------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Holdings, Inc.
 (f/k/a AXA America
 Holdings, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
  AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial
    Services, LLC (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life
     Insurance Company*
------------------------------------------------------------------------------------------------------------------------------------
       Equitable Holdings, LLC
------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein                                1345 Avenue of the Americas               New York, New York 10105
         Corporation




------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein                                1345 Avenue of the Americas               New York, New York 10105
         Holding L.P. (See
         Note 4 on Page 2)
------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein L.P.                           1345 Avenue of the Americas               New York, New York 10105
         (See Note 4 on Page 2)
------------------------------------------------------------------------------------------------------------------------------------
         AllianceBernstein
          Investments Taiwan
          Limited
------------------------------------------------------------------------------------------------------------------------------------
         AB Trust Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
         Alliance Capital
          Management LLC
------------------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein Real
           Estate Investments LLC
------------------------------------------------------------------------------------------------------------------------------------
          AB Private Credit
           Investors LLC
------------------------------------------------------------------------------------------------------------------------------------
          AB Custom Alternative                          1345 Avenue of the Americas               New York, New York 10105
           Investments LLC

------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein &
           Co., LLC
------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein
           (Canada) Limited
------------------------------------------------------------------------------------------------------------------------------------
         AllianceBernstein                               1345 Avenue of the Americas               New York, New York 10105
          International, LLC

------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein
           (Schwiez) GmbH

------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein
           (Hong Kong) Limited

------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein
           (Ireland) Limited

------------------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein
           Holdings Limited

------------------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein                              1345 Avenue of the Americas               New York, New York 10105
           Corporation of
           Delaware
------------------------------------------------------------------------------------------------------------------------------------
             ACAM Trust Company
              Private Ltd.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein
              (Argentina) S.R.L.

------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein
              (Chile) SpA
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein
              Japan Inc.
------------------------------------------------------------------------------------------------------------------------------------
               AllianceBernstein
                Japan Ltd.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein
              Invest. Manage.
              Australia Limited
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein                           1345 Avenue of the Americas               New York, New York 10105
              Global Derivatives
              Corp.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein                           Rua Jaoquim No. 72, Suite 62              Sao Paulo, Brazil
              Administradora de
              Carteiras (Brasil)
              Ltda.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein
              Holdings (Cayman)
              Ltd.
------------------------------------------------------------------------------------------------------------------------------------
               AllianceBernstein
                Preferred Limited


------------------------------------------------------------------------------------------------------------------------------------
                 CPH Capital
                  Fondsmaeglerselskab
                  A/S


------------------------------------------------------------------------------------------------------------------------------------
                 AB Bernstein
                  Israel Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein
                  Limited



------------------------------------------------------------------------------------------------------------------------------------
                   AB Europe GmbH
------------------------------------------------------------------------------------------------------------------------------------
                   AllianceBernstein
                    Services Limited
------------------------------------------------------------------------------------------------------------------------------------
                   AllianceBernstein
                    Schweiz AG
------------------------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein
                  (Luxembourg)
                  S.a.r.l.


------------------------------------------------------------------------------------------------------------------------------------
                   AllianceBernstein
                    (France) SAS
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein
              (Mexico) S. de R.L.
              de C.V.
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein
              Australia Limited
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein
              Canada, Inc.
------------------------------------------------------------------------------------------------------------------------------------

AXA EQUITABLE HOLDINGS, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2018 LISTING B - ALLIANCEBERNSTEIN CORPORATION

                                                                                                     PARENT'S
                                                    STATE OF     STATE OF                NUMBER OF  PERCENT OF       COMMENTS
                                        TYPE OF    INCORP. OR   PRINCIPAL     FEDERAL     SHARES    OWNERSHIP      (E.G., BASIS
                                       SUBSIDIARY   DOMICILE    OPERATION    TAX ID #      OWNED    OR CONTROL      OF CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Holdings, Inc.
 (f/k/a AXA America
 Holdings, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
 AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial
   Services, LLC (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Life
    Insurance Company*
------------------------------------------------------------------------------------------------------------------------------------
    Equitable Holdings, LLC
------------------------------------------------------------------------------------------------------------------------------------
     AllianceBernstein                                DE           NY       13-3633538
      Corporation
------------------------------------------------------------------------------------------------------------------------------------
      AllianceBernstein L.P.           Operating      DE           NY       13-4064930
------------------------------------------------------------------------------------------------------------------------------------
       AllianceBernstein                  HCO         DE           NY                                  100.00%  Owned by
        International LLC                                                                                       AllianceBernstein
                                                                                                                L.P.
------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein                 HCO         DE           NY       13-2778645
         Corporation of
         Delaware (Cont'd)
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein Inv.         In       So Africa   So Africa         -                      80.00%
            Res. (Proprietary)        Liquidation
            Limited
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein           Operating   Singapore   Singapore         -                     100.00%
            (Singapore) Ltd.
------------------------------------------------------------------------------------------------------------------------------------
           Alliance Capital               HCO      Mauritius   Mauritius         -                     100.00%
            (Mauritius) Private
             Ltd.
------------------------------------------------------------------------------------------------------------------------------------
             Alliance Capital           Dormant      India       India           -                      75.00%  3rd party (Ankar
              Asset Man.                                                                                        Capital India Pvt.
              (India) Private                                                                                   Ltd.) owns 25%
              Ltd
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein         Operating     India       India           -                     100.00%
              Invest. Res. & Man.
              (India) Pvt.
------------------------------------------------------------------------------------------------------------------------------------
             Sanford C. Bernstein      Operating     India       India           -                      99.90%  0.1% owned by AB
              (India) Private                                                                                   Corp. of DE
              Limited
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein              HCO         DE           NY       13-3441277       1,000     100.00%
            Oceanic Corporation
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein           Operating     Korea       Korea           -                     100.00%
            Asset Management
            (Korea) Ltd.
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein           Operating      DE           NY       13-3191825         100     100.00%
            Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein           Operating      DE           TX       13-3211780         100     100.00%
            Investor Services,
            Inc.
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein           Operating   Hong Kong   Hong Kong         -                     100.00%
            Hong Kong
            Limited
------------------------------------------------------------------------------------------------------------------------------------
            AB (Shanghai)              Operating     China       China           -                     100.00%
            Investment
            Consulting Co.,
            Ltd.
------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein         Operating     U.K.         U.K.           -                     100.00%
           Limited
------------------------------------------------------------------------------------------------------------------------------------
            Sanford C. Bernstein       Operating     U.K.         U.K.           -                     100.00%  Devonshire House, 1
             (CREST Nominees)                                                                                   Mayfair Place
             Ltd.
------------------------------------------------------------------------------------------------------------------------------------
          W.P. Stewart & Co.,          Operating      DE           NY       98-0201080                 100.00%
           LLC.
------------------------------------------------------------------------------------------------------------------------------------
            WPS Advisors, LLC.         Operating      DE           NY       13-4008818                 100.00%
------------------------------------------------------------------------------------------------------------------------------------
            W.P. Stewart Asset         Operating      DE           NY       98-0201079                 100.00%
             Management LLC
------------------------------------------------------------------------------------------------------------------------------------
            W.P. Stewart Securities     Dormant       DE           NY       27-2713894                 100.00%
             LLC
------------------------------------------------------------------------------------------------------------------------------------
            W.P. Stewart Asset         Operating      NY           NY       11-2650769                 100.00%
             Management (NA), LLC.
------------------------------------------------------------------------------------------------------------------------------------
            W.P. Stewart Fund          Operating   Luxembourg  Luxembourg        -                     100.00%
             Management S.A.
------------------------------------------------------------------------------------------------------------------------------------

                                                                         ADDRESS                              CITYSTZIP
------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Holdings, Inc.
 (f/k/a AXA America
 Holdings, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
 AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial
   Services, LLC (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Life
    Insurance Company*
------------------------------------------------------------------------------------------------------------------------------------
    Equitable Holdings, LLC
------------------------------------------------------------------------------------------------------------------------------------
     AllianceBernstein                                   1345 Avenue of the Americas               New York, NY 10105
      Corporation
------------------------------------------------------------------------------------------------------------------------------------
      AllianceBernstein L.P.                             1345 Avenue of the Americas               New York, NY 10105
------------------------------------------------------------------------------------------------------------------------------------
       AllianceBernstein                                 1345 Avenue of the Americas               New York, NY 10105
        International LLC

------------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein                                1345 Avenue of the Americas               New York, NY 10105
         Corporation of
         Delaware (Cont'd)
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein Inv.
            Res. (Proprietary)
            Limited
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein
            (Singapore) Ltd.
------------------------------------------------------------------------------------------------------------------------------------
           Alliance Capital
            (Mauritius) Private
             Ltd.
------------------------------------------------------------------------------------------------------------------------------------
             Alliance Capital
              Asset Man.
              (India) Private
              Ltd
------------------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein
              Invest. Res. & Man.
              (India) Pvt.
------------------------------------------------------------------------------------------------------------------------------------
             Sanford C. Bernstein
              (India) Private
              Limited
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein                             1345 Avenue of the Americas               New York, NY 10105
            Oceanic Corporation
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein                             14th Floor, Seoul Finance
            Asset Management                             Center, 84 Taepyungro 1-ga,
            (Korea) Ltd.                                 Jung-gu
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein                             1345 Avenue of the Americas               New York, NY 10105
            Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein                             1345 Avenue of the Americas               New York, NY 10105
            Investor Services,
            Inc.
------------------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein
            Hong Kong
            Limited
------------------------------------------------------------------------------------------------------------------------------------
            AB (Shanghai)
            Investment
            Consulting Co.,
            Ltd.
------------------------------------------------------------------------------------------------------------------------------------
          Sanford C. Bernstein
           Limited
------------------------------------------------------------------------------------------------------------------------------------
            Sanford C. Bernstein                         London, UK W1J8SB
             (CREST Nominees)
             Ltd.
------------------------------------------------------------------------------------------------------------------------------------
          W.P. Stewart & Co.,
           LLC.
------------------------------------------------------------------------------------------------------------------------------------
            WPS Advisors, LLC.
------------------------------------------------------------------------------------------------------------------------------------
            W.P. Stewart Asset
             Management LLC
------------------------------------------------------------------------------------------------------------------------------------
            W.P. Stewart Securities
             LLC
------------------------------------------------------------------------------------------------------------------------------------
            W.P. Stewart Asset
             Management (NA), LLC.
------------------------------------------------------------------------------------------------------------------------------------
            W.P. Stewart Fund
             Management S.A.
------------------------------------------------------------------------------------------------------------------------------------